EXHIBIT 10.20

TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (hereinafter, this “Amendment”) is executed on this 6th day of October, 2006, to be effective as of the respective date hereinafter specified, by and among BANCTEC, INC., a Delaware corporation (“BancTec”), BTI TECHNOLOGIES L.P., a Texas limited partnership (“BTI Tech” and jointly and collectively with BancTec, the “Borrower”), the financial institution(s) listed on the signature pages hereof, and their respective successors and Eligible Assignees (each individually as “Lender” and collectively “Lenders”), and HELLER FINANCIAL, INC., a Delaware corporation, in its capacity as Agent for the Lenders (“Agent”).

RECITALS

WHEREAS, Borrower, Agent and Lenders are parties to that certain Loan and Security Agreement, dated as of May 30, 2001 (as amended, supplemented or otherwise modified, the “Loan Agreement”); and

WHEREAS, Borrower, Agent and Lenders desire to amend the Loan Agreement, in each case, in the manner, and subject to the terms and conditions, provided below.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

1.01        Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

ARTICLE II

AMENDMENTS TO LOAN AGREEMENT; OTHER AGREEMENTS

2.01        Amendment and Restatement of Section 2.1(A) of the Loan Agreement.  Effective as of the date hereof (“Effective Date”), Section 2.1(A) of the Loan Agreement is amended and restated to read in its entirety as follows:

“(A)        Term Loan.  Each Lender, severally, agrees to lend to Borrower, on the Tenth Amendment Effective Date, its Pro Rata Share of the Term Loan Commitment which is in the aggregate amount of $5,000,000.  The Term Loan shall be funded in one drawing.  Amounts borrowed under this Section 2.1(A) and paid may not be reborrowed.  The principal amount of the Term Loan shall be paid in full on the Termination Date.”

2.02        Amendment to Section 2.1(B) of the Loan Agreement:

(a)           Effective as of the Effective Date, the second sentence of Section 2.1(B) of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following sentence therefor:

“The aggregate amount of the Revolving Loan Commitment shall not exceed at any time $35,000,000.”

(b)           Effective as of the Effective Date, the definition of “Borrowing Base” contained in Section 2.1(B) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“‘Borrowing Base’ means, as of any date of determination, an amount equal to the sum of (a) 85.00% of Eligible Accounts less Dilution Reserves, plus (b) 50.00% of Eligible Accrued Unbilled Accounts less Dilution Reserves; plus (c) the lesser of (i) $20,000,000, or (ii) 85.00% of the net orderly liquidation value of Eligible Inventory (net orderly liquidation value to be determined in a manner and pursuant to documentation satisfactory to Agent, in its reasonable credit judgment) or (iii) 60.00% of Eligible Inventory, plus (d) the lesser of (i) the Unsecured Senior Notes Permitted Liens Limitation minus $5,000,000 or (ii) (A) the Real Property Advance Amount, plus (B) the Machinery and Equipment Advance Amount and less, in each case, such reserves as Agent in its reasonable credit judgment may elect to establish.  “Dilution Reserve” means, as of any date of determination, a reserve for the amount by which the total dilution of Accounts exceeds five percent (5%); with dilution referring to all actual and potential offsets to an Account, including, without limitation, customer payment and/or volume discounts, write-offs, credit memoranda, returns and allowances, and billing errors.  The Dilution Reserve shall be adjusted after each field examination audit of the Collateral conducted by Agent or any authorized representative designated by Agent.”

2.03        Amendment and Restatement of Section 2.2(A) of the Loan Agreement.  Effective as of the Effective Date, Section 2.2(A) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(A)        Rate of Interest.  From the date the Loans are made and the date the other Obligations become due the Loans and the other Obligations shall bear interest at the applicable per annum rates set forth below (collectively, the “Interest Rate”):

(1)           In the case of Base Rate Loans and Obligations for which no other interest rate is specified, the Base Rate plus (a) 0.25% with respect to the Revolving Loan and all other Obligations for which no other interest rate is specified, and (b) (i) during the period beginning on the Tenth Amendment Effective Date and continuing until the first anniversary of the Tenth Amendment Effective Date, 1.00% with respect to the Term Loan, and (b) (ii) during the period beginning on the first anniversary of the Tenth Amendment Effective Date and thereafter, 2.00% with respect to the Term Loan.

(2)           In the case of LIBOR Loans, LIBOR plus (a) 1.75% with respect to the Revolving Loan and all other Obligations for which no other interest rate is specified, and (b) (i) during the period beginning on the Tenth Amendment Effective Date and continuing until the first anniversary of the Tenth Amendment Effective Date, 2.50% with respect to the Term Loan, and (b) (ii) beginning on the first anniversary of the Tenth Amendment Effective Date and thereafter, 3.50% with respect to the Term Loan.

(3)           The Swingline Loan shall bear interest at the sum of the Base Rate plus 0.25%.

Subject to the provisions of Section 2.1(F), Borrower shall designate to Agent whether a Loan shall be a Base Rate or LIBOR Loan at the time a Notice of Borrowing is given pursuant to Section 2.1(F).  Such designation by Borrower may be changed from time to time pursuant to Section 2.2(D).  If on any day a Loan or a portion of any Loan is outstanding with respect to which notice has not been delivered to Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest or if LIBOR has been specified and no LIBOR quote is available, then for that day that Loan or portion thereof shall bear interest determined by reference to the Base Rate.

After the occurrence and during the continuance of an Event of Default (i) the Loans and all other Obligations shall, at the election of Agent or Requisite Lenders, bear interest at a rate per annum equal to two percent (2%) plus the applicable Interest Rate (the “Default Rate”), (ii) each LIBOR Loan shall automatically convert to a Base Rate Loan at the end of any applicable Interest Period and (iii) no Loans may be converted to LIBOR Loans.”

2.04        Amendment to Section 2.4(E) of the Loan Agreement.  Effective as of the Effective Date, the first sentence of Section 2.4(E) of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“With respect to the prepayments described in Sections 2.4(B)(2) and 2.4(B)(3), such payments shall first be applied in payment of the Term Loan and at any time after Term Loan shall have been repaid in full, such payments shall be applied to reduce the outstanding principal balance of the Revolving Loans but not as a permanent reduction of the Revolving Loan Commitment; provided, however, that as long as no Event of Default has occurred and is continuing, if requested by Borrower in writing to Agent, such prepayments will rather first be applied to reduce the outstanding principal balance of the Revolving Loans but not as a permanent reduction of the Revolving Loan Commitment and then applied in payment of the Term Loan.”

2.05        Amendment to Section 4.25 of the Loan Agreement.  Effective as of the Effective Date, Section 4.25 of the Loan Agreement is hereby amended by deleting therefrom the reference to the dollar amount $17,500,000.00” and substituting therefor the dollar amount “$15,000,000.00.”

2.06        Amendment to Section 9.8(B) of the Loan Agreement.  Effective as of the Effective Date, Section 9.8(B) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“Term Loan Principal Payments.  Payments of principal of the Term Loan will be settled on the date of receipt if received by Agent on the first (1st) Business Day of a month and on the Business Day immediately following the date of receipt if received on any day other than the first (1st) Business Day of a month.”

2.07        Amendment to Section 11.1 of the Loan Agreement; Amendment and Restatement of Definitions.  Effective as of the Effective Date, the following definitions contained in Section 11.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

“‘Commitment’ or ‘Commitments’ means the commitment or the commitments of the Lenders to make Loans as set forth in Section 2.1(A) and/or 2.1(B) and to provide Lender Letters of Credit as set forth in Section 2.1(H).

‘Loan’ or ‘Loans’ means an advance or advances under the Term Loan or the Swingline Loan or the Revolving Loan Commitment.

‘Notes’ means the Revolving Notes and the Term Notes and the Swingline Notes.

‘Pro Rata Share’ means (a) with respect to matters relating to a particular Commitment of a Lender the percentage obtained by dividing (i) such Commitment of that Lender by (ii) all such Commitments of all Lenders and (b) with respect to all other matters, the percentage obtained by dividing (i) the Total Loan Commitment of a Lender by (ii) the Total Loan Commitments of all Lenders, in either (a) or (b), as such percentage may be adjusted by assignments permitted pursuant to Section 9.5; provided, however, if any Commitment is terminated pursuant to the terms hereof, then ‘Pro Rata Share’ means the percentage obtained by dividing (x) the aggregate amount of such Lender’s outstanding Loans related to such Commitment by (y) the aggregate amount of all outstanding Loans related to such Commitment.”

2.08        Amendment to Section 11.1 of the Loan Agreement; Amendment to Definition of “Revolving Loan Commitment”.  Effective as of the Effective Date, the definition of “Revolving Loan Commitment” contained in Section 11.1 of the Loan Agreement is hereby amended by deleting therefrom the phrase “aggregate amount set forth on the signature page of this Agreement” and substituting therefor “aggregate amount set forth on the signature page of the Tenth Amendment.”

2.09        Amendment to Section 11.1 of the Loan Agreement; Addition of New Definitions.  Effective as of the Effective Date, the following new definitions are hereby added to Section 11.1 of the Loan Agreement, to read in their entirety as follows and to be inserted in their proper alphabetical order:

“‘Tenth Amendment’ means that certain Tenth Amendment to Loan and Security Agreement, dated October 6, 2006, executed by Borrower, Lender and Agent.

‘Tenth Amendment Effective Date’ means the ‘Effective Date’ as defined in the Tenth Amendment.

‘Term Loan’ means the unpaid balance of the term loan made pursuant to Section 2.1(A).

‘Term Loan Commitment’ means (a) as to any Lender the commitment of such Lender to make its Pro Rata Share of the Term Loan in the maximum aggregate amount set forth on the signature page of the Tenth Amendment opposite such Lender’s signature or in the most recent Assignment and Acceptance Agreements, if any, executed by such Lender, and (b) as to all Lenders, the aggregate amount of all Lenders to make the Term Loan.

‘Term Note’ or ‘Term Notes’ means each promissory note of Borrower in form and substance acceptable to Agent, issued to evidence the Term Loan Commitment.

‘Total Loan Commitment’ means as to any Lender the aggregate commitments of such Lender with respect to its Revolving Loan Commitment and Term Loan Commitment.”

2.10        Amendment to Paragraph A of the Financial Covenants Rider to the Loan Agreement.  Effective as of the Effective Date, Paragraph A of the Financial Covenants Rider to the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“A.          Senior Leverage Ratio.  So long as any portion of the Term Loan remains outstanding, Borrower shall not permit the ratio of (i) the sum of the aggregate principal amount of Loans outstanding under this Agreement and the aggregate amount of outstanding Letter of Credit Liability and the aggregate principal amount of Capital Leases of Borrower and its Subsidiaries on the last day of each fiscal quarter, beginning September 30, 2006, to (ii) EBITDA for the twelve-month period ending on such date, to be more than 1.50 to 1.00.”

ARTICLE III

CONDITIONS PRECEDENT

3.01        Conditions to Effectiveness.  Notwithstanding anything herein to the contrary, the effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent:

(a)           Agent shall have received, in form and substance satisfactory to Agent and duly executed by each party thereto:

(i)            this Amendment, and

(ii)           Third Amended and Restated Revolving Note in the form of Exhibit A attached hereto; and

(iii)          Term Note in the form of Exhibit B attached hereto; and

(iv)          such additional documents, instruments and information as Agent or its legal counsel, Patton Boggs LLP, may request; and

(b)           All corporate proceedings taken in connection with the transactions contemplated by this Amendment and the agreements described in clause (a) above and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, Patton Boggs LLP.

ARTICLE IV

NO WAIVER

4.01        Nothing contained herein shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower, Agent and/or any Lender, and Agent’s or any Lender’s failure at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent and/or any Lender to thereafter demand strict compliance therewith.  Agent and Lenders hereby reserve all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower, Agent and/or any Lender.

ARTICLE V

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

5.01        Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  Borrower, Agent and Lenders agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02        Representations and Warranties.  Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except for any representation or warranty limited by its terms to a specific date; (c) no Event of Default or Default under the Loan Agreement has occurred and is continuing, unless such Event of Default or Default has been specifically waived in writing by Lenders; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.

ARTICLE VI

MISCELLANEOUS PROVISIONS

6.01        Survival of Representations and Warranties.  All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

6.02        Reference to Loan Agreement.  Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

6.03        Expenses of Agent.  As provided in the Loan Agreement, Borrower agrees to promptly pay all fees, costs and expenses incurred by Agent (including attorneys’ fees and expenses, the allocated cash of Agent’s internal legal staff and fees of environmental consultants, accountants and other professionals retained by Agent) incurred in connection with the review, negotiation, preparation, documentation and execution of this Amendment.

6.04        Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05        Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Agent and Lenders and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lenders.

6.06        Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07        Effect of Waiver.  No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08        Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09        Applicable Law.  THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

6.10        Final Agreement.  THE LOAN DOCUMENTS, AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE

SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.  THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER, LENDERS AND AGENT.

[The Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

		BANCTEC, INC.

		By:
		Name:
		Title:

		BTI TECHNOLOGIES, L.P.

		By:	BANCTEC, INC., its General Partner

			By:
			Name:
			Title:

Revolving Loan Commitment:	$35,000,000	HELLER FINANCIAL, INC.,
		as Agent and Sole Lender
Term Loan Commitment:	$ 5,000,000

		By:
		Name:
		Title:

CONSENT AND RATIFICATION

Each of the undersigned hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of its guaranty agreement relating to the Obligations and each Loan Document it has executed in connection with the Obligations (collectively, the “Loan Documents”) and acknowledges that the Loan Documents to which it is a party are in full force and effect and ratifies the same, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under such Loan Documents, that its consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the collateral securing the Obligations, or any of the other Loan Documents.

BTC INTERNATIONAL HOLDINGS, INC.

By:
Name:
Title:

BANCTEC (PUERTO RICO), INC.

By:
Name:
Title:

BANCTEC UPPER-TIER HOLDING, LLC

By:
Name:
Title:

BANCTEC INTERMEDIATE HOLDING, INC.

By:
Name:
Title: